Significant Accounting Policies (Policies)	3 Months Ended
Mar. 31, 2021
Accounting Policies [Abstract]
Net Loss Per Share

Net Loss Per Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, Earnings Per Share. Net loss per share of common stock is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. The Company applies the two-class method in calculating loss per share.

Accretion associated with the ordinary shares subject to possible redemption is excluded from loss per ordinary share.

Potentially dilutive securities have been excluded from the Company’s computation of net loss per share as such securities would have been anti-dilutive.